EQUITY	6 Months Ended
Jun. 30, 2025
Equity [Abstract]
EQUITY

11. EQUITY

For the sake of undertaking a public offering of the Company’s ordinary shares, the Company has performed a series of reorganizing transactions resulting in 23,250,000 ordinary shares issued and outstanding that have been retroactively restated to the beginning of the first period presented.

On September 21, 2023, the Company issued 1,250,625 ordinary shares pursuant to the initial public offering. As at the date of the initial public offering, the Company only had one single class of ordinary shares.

At an Extraordinary General Meeting of the Company held on 23 June 2025 (the “EGM”), the Company’s shareholders approved the alteration of the Company’s authorized share capital and the adoption of a dual-class share structure. Pursuant to a special resolution passed by the shareholders at the EGM, the Company’s authorized share capital of US$100,000.11, previously divided into 232,500,000,000 ordinary shares with a par value of US$0.000000430108 each, was re-classified and re-designated into 232,480,000,000 class A ordinary shares of par value US$0.000000430108 each (the “Class A Ordinary Shares”) and 20,000,000 class B ordinary shares of par value US$0.000000430108 each (the “Class B Ordinary Shares”).

Following completion of the re-designation, the Company adopted a dual-class share structure consisting of Class A Ordinary Shares, each carrying one vote per share, and Class B Ordinary Shares, each carrying thirty   votes per share. The dual-class share structure provides for different voting rights between the two classes of shares but an identical par value.